                                                                    Exhibit 10.6

     Date:                              June 6, 1997

     Lessor:                            Three Embarcadero Center Venture

     Lessee:                            Aegis Mortgage Acceleration Corporation

     Premises:                          Suite 500

     Base Year:                         1997

     Rentable Area of Premises:         23,363 square feet

     Lessee's Percentage Share:         3.61%

     Term Commencement:                 October 1, 1997

     Term Expiration:                   September 30, 2002

     Base Rent:                         $60,354 per month

     Security Deposit:                  $400,000

     Lessee's Address for Notices:      Three Embarcadero Center
                                        5th Floor
                                        San Francisco, CA 94111

     Lessor's Address for Notices:      Suite 2600
                                        Four Embarcadero Center
                                        San Francisco, CA 94111

     Exhibit(s) and Addendum:           Exhibit A - Floor Plan of the 5th Floor
                                        Exhibit B - Space Plan and Outline
                                                    Specifications
                                        Exhibit C - Form of Letter of Credit
                                                    Addendum to Office Lease

The provisions of the Lease identified above in the margin are those provisions where references to particular Basic Lease Information appear. Each such reference shall incorporate the applicable Basic Lease Information. In the event of any conflict between any Basic Lease Information and the Lease, the latter shall control.

LESSEE                                  LESSOR

AEGIS MORTGAGE                          THREE EMBARCADERO
ACCELERATION CORPORATION,               CENTER VENTURE,
a Delaware corporation                  a partnership

                                        By: Pacific Property Services, L.P., a
                                            California limited partnership,
                                            Managing Agent


By:  /s/ John Decker                        By: /s/ ^^
   --------------------------------            ------------------------------
Its:  President                             Its:  Chief Operating Officer
    -------------------------------             -----------------------------

By:
   --------------------------------
Its:
    -------------------------------

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----
1.   Definitions.........................................................
2.   Term; Condition of Premises.........................................
3.   Rental..............................................................
4.   Escalation Rent Payments............................................
5.   Use.................................................................
6.   Services............................................................
7.   Impositions Payable by Lessee.......................................
8.   Alterations.........................................................
9.   Liens...............................................................
10.  Repairs.............................................................
11.  Destruction or Damage...............................................
12.  Subrogation.........................................................
13.  Indemnification.....................................................
14.  Compliance with Legal Requirements..................................
15.  Assignment and Subletting...........................................
16.  Rules...............................................................
17.  Entry by Lessor.....................................................
18.  Events of Default...................................................
19.  Termination upon Default............................................
20.  Continuation after Default..........................................
21.  Other Relief........................................................
22.  Lessor's Right to Cure Defaults.....................................
23.  Attorneys' Fees.....................................................
24.  Eminent Domain......................................................
25.  Subordination.......................................................
26.  No Merger...........................................................
27.  Sale................................................................
28.  Estoppel Certificate................................................
29.  No Light, Air, or View Easement.....................................
30.  Holding Over........................................................
31.  Security Deposit....................................................
32.  Waiver..............................................................
33.  Notices and Consents................................................
34.  Complete Agreement..................................................
35.  Authority...........................................................
36.  Miscellaneous.......................................................
37.  Exhibits............................................................

Rules and Regulation
Exhibit(s) and Addendum

     THIS LEASE, dated June 6, 1997, for purposes of reference only, is made and entered into by and between THREE EMBARCADERO CENTER VENTURE, a partnership ("Lessor") and AEGIS MORTGAGE ACCELERATION CORPORATION, a Delaware corporation ("Lessee").

                                  WITNESSETH:

     Lessor hereby leases to Lessee, and Lessee hereby leases from Lessor the premises described in section 1 (b) below for the term and subject to the terms, covenants, agreements and conditions hereinafter set forth, to each and all of which Lessor and Lessee hereby mutually agree.

     1. Unless the context otherwise specifies or requires, the following terms shall have the meanings herein specified:

          (a) The term "Building" shall mean the land and other real property in the parcel bounded by Clay, Davis, Sacramento and Drumm Streets, in San Francisco, California, the building constructed thereon known as Three Embarcadero Center, any property interest in the area of the streets, the interest appurtenant to the parcel in all pedestrian bridges in the Embarcadero Center project, and all other improvements on or appurtenances to the parcel or the streets. The Building includes, but is not limited to, an Office Tower with 29 floors of off ice space, three levels of retail area and a parking garage.

          (b) The term "premises" shall mean the portion of the Office Tower located on the floor(s) specified in the Basic Lease Information which is outlined in red on the floor plan(s) attached hereto as Exhibit A.

          (c) The term "Base Year" shall mean the calendar year specified in the Basic Lease Information as the Base Year, provided that as to any office space that is added to the premises, the term "Base Year" shall mean the calendar year in which the space is added to the premises.

          (d) The term "Operating Expenses" shall mean all costs of management, operation and maintenance of the Building that are allocable to the Office Tower, including, without limitation: wages, salaries and payroll burden of employees; property management fees; janitorial, maintenance, security and other services; Building office rent or rental value; power, water, waste disposal and other utilities; materials and supplies; maintenance and repairs; license costs; insurance premiums and the deductible portion of any insured loss under Lessor's insurance; and depreciation on personal property. Operating Expenses shall not include: Property Taxes; depreciation on the Building other than depreciation on exterior window draperies provided by Lessor and carpeting in public corridors and common areas; cost of tenants' improvements; real estate brokers' commissions; interest; and capital items or Capital Amortization

Expenses. Actual Operating Expenses for both the Base Year and each subsequent calendar year shall be adjusted to equal Lessors reasonable estimate of Operating Expenses had the total rentable area of the Building been occupied. Lessor and Lessee acknowledge that certain of the costs of management, operation and maintenance of the Building are to be allocated entirely to the Office Tower, certain of such costs are to be allocated entirely to the retail area or parking garage, and certain of such costs are to be allocated among the Office Tower, retail area and parking garage. The determination of such costs and their allocation shall be in accordance with generally accepted accounting principles applied on a consistent basis.

          (e) The term "Base Operating Expenses" shall mean the Operating Expenses paid or incurred by Lessor in the Base Year.

          (f) The term "Property Taxes" shall mean 80% of all real property taxes (and any taxes levied wholly or partly in lieu thereof) levied against the Building. Lessor and Lessee acknowledge that the figure of 80% represents the agreed ratio of the value of the Office Tower to the value of the Building.

          (g) The term "Base Property Taxes" shall mean the amount of Property Taxes attributed to the tax year ending June 30 of the Base Year.

          (h) The term "Capital Amortization Expenses" shall mean the annual amortization of the cost of any capital improvements made to the Building by Lessor after the Base Year, or the portion of such cost that is properly allocable to the Office Tower where the capital improvements benefit more than the Office Tower, that reduce Operating Expenses, are required for the health and safety of tenants, or are required under any governmental law or regulation that was not applicable to the Building at the time it was constructed. The amortization period shall be such reasonable period as Lessor shall determine, and the amortization expense shall include interest on the unamortized balance of the cost of such capital improvements at the rate of 10% per annum or such higher rate as may have been paid by Lessor on funds borrowed for the purpose of constructing or installing such capital improvements.

          (i) The term "rentable area" shall mean the rentable area specified in the Basic Lease Information. If any office space is added to or deleted from the premises, the rentable area of the space added or deleted shall mean:

               (1) as to an entire floor added to or deleted from the premises, all areas within outside permanent Building walls, measured to the inside glass surface of outer Building walls, including rest rooms, janitor, telephone and electrical closets, allocated mechanical areas, and columns and projections necessary to the Building, but excluding public stairs, elevator shafts and pipe shafts, together with the enclosing walls thereof;

               (2) as to the portion of a floor added to or deleted from the premises, the aggregate of the usable area of the portion of the floor added to or deleted from the premises, plus the result obtained by multiplying the area of the common area on such floor times a fraction, whose numerator is the usable area of added or deleted portion of the floor and whose denominator is the usable area of all tenant space on the floor.

          (j) The term "usable area" shall mean all floor area in a tenant space, measured to the inside glass surface of outer Building walls, to the office side of corridors and other permanent partitions, and to the center of partitions that separate the tenant space from adjoining tenant spaces, without deduction for columns and projections necessary to the Building.

          (k) The term "common area" shall mean the total area on a floor consisting of rest rooms, janitor, telephone and electrical closets, allocated mechanical areas, and public corridors providing access to tenant space on such floor, but excluding public stairs, elevator shafts and pipe shafts, together with the enclosing walls thereof.

          (l) The term "Lessee's percentage share" shall mean the percentage obtained by dividing the rentable area of the premises, or any office space added to the premises, by total rentable area of the Office Tower, and multiplying such quotient by 100 percent. As to the initial premises leased hereunder, "Lessee's percentage share" is the percentage figure specified in the Basic Lease Information.

          (m) The term "wattage allowance "shall mean the product obtained by multiplying the rentable area of the premises by one kilowatt hour per square foot.

     2. The term of this Lease shall commence and, unless sooner terminated as hereinafter provided, shall end on the dates respectively specified in the Basic Lease Information. Unless otherwise agreed by Lessor and Lessee in this Lease, Lessor shall deliver the premises to Lessee on the commencement of the term in their then existing condition with no alterations being made by Lessor. If Lessor has undertaken in this Lease to make any alterations to the premises prior to commencement of the term and the alterations are completed prior to the date set forth in the Basic Lease Information for commencement of the term, if Lessee desires to take occupancy in advance of such date Lessor shall deliver the premises to Lessee at such time in advance of such date as shall be mutually approved by Lessor and Lessee and, notwithstanding anything to the contrary contained herein, the term of the Lease shall commence upon such delivery. If Lessor, for any reason whatsoever, cannot deliver the premises to Lessee at the commencement of the term, this Lease shall not be void or voidable, nor shall Lessor be liable to Lessee for any loss or damage resulting therefrom, but in that event rental shall be waived for the period between the commencement of the term and the time when Lessor delivers the premises to Lessee. No delay in delivery of the premises shall operate to extend the term hereof.

     3. (a) Lessee shall pay to Lessor throughout the term of this Lease as rental for the premises the sum specified in the Basic Lease Information as the Base Rent, provided that the rental payable during each calendar year subsequent to the Base Year shall be (1) the Base Rent, and (2) Lessee's percentage share of the total dollar increase, if any, in Operating Expenses paid or incurred by Lessor in such calendar year over the Base Operating Expenses, Lessee's percentage share of the total dollar increase, if any, in Property Taxes attributable to the tax year ending June 30 of such calendar year over the Base Property Taxes, and Lessee's percentage share of the Capital Amortization Expenses for such calendar year. If any office space is added to the premises, Lessee's percentage share of increases in Operating Expenses and Property Taxes and Lessee's percentage share of Capital Amortization Expenses shall be calculated separately for the initial premises and each parcel of office space that is added to the premises. The aggregate increased rental due pursuant to clause 2 above is hereinafter referred to as "Escalation Rent."

          (b) Rental shall be paid to Lessor, in advance, on or before the first day of the term hereof and on or before the first day of each and every successive calendar month thereafter during the term hereof. In the event the term of this Lease commences on a day other than the first day of a calendar month or ends on a day other than the last day of a calendar month, the monthly rental for the first and last fractional months of the term thereof shall be appropriately prorated.

          (c) All sums of money due to Lessor hereunder not specifically characterized as rental shall constitute additional rent, and if any such sum is not paid when due it shall nonetheless be collectible as additional rent with the next installment of rental thereafter failing due, but nothing contained herein shall be deemed to suspend or delay the payment of any sum of money at the time it becomes due and payable hereunder, or to limit any other remedy of Lessor.

          (d) Lessee hereby acknowledges that late payment by Lessee to Lessor of rent and other sums due hereunder after the expiration of any applicable grace period will cause Lessor to incur costs not contemplated by this Lease, the exact amount of which will be difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed on Lessor by the terms of any trust deed covering the premises. Accordingly, if any installment of rent or any other sums due from Lessee shall not be received by Lessor when due or if a grace period is applicable under section 18 (a) below, prior to the expiration of the grace period, Lessee shall pay to Lessor a late charge equal to 6% of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Lessor will incur by reason of late payment by Lessee. Acceptance of such late charge by Lessor shall in no event constitute a waiver of Lessee's default with respect to such overdue amount, nor prevent Lessor from exercising any of the other rights and remedies granted hereunder.

          (e) Any amount due to Lessor, if not paid when due or if a grace period is applicable under section 18 (a) below, prior to the expiration of the grace period, shall bear interest from the date due until paid at the rate of 10% per annum or, if a higher rate is legally permissible, at the highest rate legally permitted, provided that interest shall not be payable on late charges incurred by Lessee nor on any amounts upon which late charges are paid by Lessee to the extent such interest would cause the total interest to be in excess of that legally permitted. Payment of interest shall not excuse or cure any default hereunder by Lessee.

          (f) All payments due from Lessee to Lessor shall be paid to Lessor, without deduction or offset, in lawful money of the United States of America at Lessor's address for notices hereunder, or to such other person or at such other place as Lessor may from time to time designate by notice to Lessee.

     4. Escalation Rent shall be paid monthly on an estimated basis, with subsequent annual reconciliation, in accordance with the following procedures:

          (a) During December of the Base Year and December of each subsequent calendar year, or as soon thereafter as practicable, Lessor shall give Lessee notice of its estimate of any Escalation Rent due under paragraph (a) of section 3 above for the ensuing calendar year. On or before the first day of each month during the ensuing calendar year, Lessee shall pay to Lessor 1/12th of such estimated Escalation Rent, provided that if such notice is not given in December Lessee shall continue to pay on the basis of the prior year's estimate until the month after such notice is given.

          (b) Within 90 days after the close of each calendar year or as soon after such 90-day period as practicable, Lessor shall deliver to Lessee a statement of the actual Escalation Rent for such calendar year. The statement shall be final and binding. If the statement discloses that Lessee owes an amount that is less than the estimated payments for such calendar year previously made by Lessee, Lessor shall credit such excess first against any sums then owed by Lessee to Lessor and then against the next payments of rental due hereunder. If the statement discloses that Lessee owes an amount that is more than the estimated payments for such calendar year previously made by Lessee, Lessee shall pay the deficiency to Lessor within 30 days after delivery of the statement.

          (c) The amount of Escalation Rent for any fractional year in the term hereof shall be appropriately prorated. The termination of this Lease shall not affect the obligations of Lessor and Lessee pursuant to paragraph (b) above to be performed after such termination.

     5. The premises shall be used for general office purposes and no other. Lessee shall not do or permit to be done in or about the premises, nor bring to keep or permit to be brought or kept therein, anything which is prohibited by or will in any way conflict with any law, statute, ordinance or governmental rule or regulation now in force or which may hereafter be enacted or promulgated, or which is prohibited by the standard form of fire insurance policy, or will in any way increase the existing rate of or affect any fire or other insurance upon the Building or any of its contents, or cause a cancellation of any insurance policy covering the Building or any part thereof or any of its contents. Lessee shall not use or store in the premises any hazardous or toxic substances. Lessee shall not do or permit anything to be done in or about the premises which will in any way obstruct or interfere with the rights of other tenants of the Building, or injure or annoy them, or use or allow the premises to be used for any improper, immoral, unlawful or objectionable purposes, nor shall Lessee cause, maintain or permit any nuisance or waste in, on or about the premises.

     6. (a) Lessor shall maintain the public and common areas of the Building, including lobbies, stairs, elevators, corridors and restrooms, all exterior landscaping, the windows in the Office Tower, the mechanical, plumbing and electrical equipment serving the Office Tower, the telephone cable distribution system serving the Office Tower to the telephone terminal on each floor and the structure itself in reasonably good order and condition except for damage occasioned by the act of Lessee, which damage shall be repaired by Lessor at Lessee's expense.

          (b) Lessor shall cause to be furnished (1) electricity for lighting and the operation of office machines, (2) telephone cable distribution system access, (3) heat and air conditioning to the extent reasonably required for the comfortable occupancy by Lessee in its use of the premises during the period from 7 a.m. to 6 p.m. on weekdays and from 7 a.m. to noon on Saturdays (except holidays), or such shorter period as may be prescribed by any applicable policies or regulations adopted by any utility or governmental agency, (4) elevator service, (5) lighting replacement (for building standard lights), (6) restroom supplies, (7) window washing with reasonable frequency, (8) daily janitor service during the times and in the manner that such services are customarily furnished in comparable office buildings in the area, and (9) building lobby reception services. Lessor may establish reasonable measures to conserve energy, including but not limited to, automatic switching of lights after hours and more efficient forms of lighting, so long as such measures do not unreasonably interfere with Lessee's use of the premises. Lessor shall not be in default hereunder or be liable for any damages directly or indirectly resulting from, nor shall the rental herein reserved be abated by reason of (i) the installation, use or interruption of use of any equipment in connection with the furnishing of any of the foregoing services, (ii) failure to furnish or delay in furnishing any such services when such failure or delay is caused by accident or any condition beyond the reasonable control of Lessor or by the making of necessary repairs or improvements to the premises or to the Building, or (iii) the limitation, curtailment, rationing or restrictions on use of water, electricity, gas or any other form of energy serving the premises or the Building. Lessor shall use reasonable efforts diligently to remedy any interruption in the furnishing of such services.

          (c) Lessor may provide security services for the Building or, jointly with the owners of other buildings in the Embarcadero Center project, provide security services for the Embarcadero Center project, but neither Lessor nor the owners of such other buildings shall be obligated to provide security services or be deemed to have warranted the effectiveness of any services that are provided or the personnel, procedures or equipment used in connection therewith, and neither Lessor nor the owners of such other buildings shall be liable in any manner for the failure of any security services to prevent personal injury or death or property damage or loss, or to apprehend any person suspected of such injury, death, damage or loss.

          (d) If heat-generating equipment or lighting other than building standard lights are installed or used in the premises and such equipment or lighting affects the temperature otherwise maintained by the air conditioning system, or if equipment is installed in the premises which requires a separate temperature-controlled room, on Lessee's request, or at Lessor's election after notice to Lessee, Lessor shall install supplementary air conditioning facilities in the premises or otherwise modify the ventilating and air conditioning system serving the premises, and the capital and maintenance costs of such facilities and modifications shall be borne by Lessee.

          (e) Lessee shall reimburse Lessor, upon billing thereof, for the cost of (1) all heat or air conditioning provided to the premises during hours requested by Lessee when such services are not otherwise furnished by Lessor,
(2) all power and cooling energy provided for supplementary air conditioning facilities in or serving the premises and for the equipment giving rise to the need for such facilities, and (3) if the average monthly power usage of all lighting and office equipment in the premises, excluding equipment the power usage of which is charged to Lessee under item (2) above, exceeds the wattage allowance, all power usage in excess of the wattage allowance. Lessee shall pay the cost of any transformers, additional risers, panel boards and other facilities if and to the extent required to furnish power for supplementary air conditioning facilities in or serving the premises or power for lighting and office equipment in the premises with a power usage in excess of the wattage allowance. Lessee shall also pay the cost of increasing the capacity of the telephone cable distribution system to the extent required for Lessee's purposes.

          (f) In the event that Lessor, at Lessee's request, provides services to Lessee that are not otherwise provided for in this Lease, Lessee shall pay Lessor's reasonable charges for such services upon billing thereof.

     7. In addition to the monthly rental and other charges to be paid by Lessee hereunder, Lessee shall pay or reimburse Lessor for any and all of the following items (hereinafter collectively referred to as "Impositions"), whether or not now customary or in the contemplation of the parties hereto: taxes (other than local, state and federal personal or corporate income taxes measured by the net income of Lessor from all sources), assessments (including, without limitation, all assessments for public improvements, services or benefits, irrespective of when commenced or completed), excises, levies, business taxes, license, permit, inspection and other authorization fees, transit development fees, assessments or charges for housing funds, service payments in lieu of taxes and any other fees or charges of any kind, which are levied, assessed, confirmed or imposed by any public authority, but only to the extent the Impositions are (a) upon, measured by or reasonably attributable to the cost or value of Lessee's equipment, furniture, fixtures and other personal property located in the premises, or the cost or value of any lease hold improvements made in or to the premises by or for Lessee, regardless of whether title to such improvements shall be in Lessee or Lessor; (b) upon or measured by the monthly rental or other charges payable hereunder, including, without limitation, any gross receipts tax levied by the City and County of San Francisco, the State of California, the Federal Government or any other governmental body with respect to the receipt of such rental; (c) upon, with respect to or by reason of the development, possession, leasing, operation, management, maintenance, alteration, repair, use or occupancy by Lessee of the premises or any portion thereof; or (d) upon this transaction or any document to which Lessee is a party creating or transferring an interest or an estate in the premises. In the event that it shall not be lawful for Lessee to reimburse Lessor for the Impositions but it is lawful to increase the monthly rental to take into account Lessor's payment of the Impositions, the monthly rental payable to Lessor shall be revised to net Lessor the same net return without reimbursement of the Impositions as would have been received by Lessor with reimbursement of the Impositions.

     8. (a) Lessee shall not make or suffer to be made any alterations, additions or improvements to the premises or any part thereof (hereinafter collectively referred to as "Alterations"), without Lessor's prior consent, which consent shall not be unreasonably withheld. All Alterations shall be made by Lessor for Lessee's account in accordance with the procedures set forth in this section. All Alterations shall immediately become Lessor's property and, at the end of the term hereof, shall remain on the premises without compensation to Lessee unless Lessor elects by notice to Lessee to have Lessee remove any Alterations that are peculiar to Lessee's use of the premises and are not standardly required or used by other tenants, in which event Lessee shall be responsible for the cost of restoring the premises to their condition prior to the installment of such non-standard Alterations.

          (b) Plans and specifications for the Alterations shall be prepared at Lessee's expense by either its architect or Lessor's architect if Lessee so elects, and by engineers approved by Lessor where mechanical or electrical engineering services are required by the nature of the Alterations. Lessee shall cause any architect retained by it to follow the standard construction administration procedures and to utilize the standard specifications and details promulgated by Lessor for the Building. The plans and specifications shall be subject to approval by Lessor and Lessee, which approval shall not be unreasonably withheld by either party, and following such approval Lessor shall obtain quotations of the cost of the Alterations as reflected by the approved plans and specifications from one or more general contractors approved by Lessor for construction in the Building. Lessor shall submit the quotations to Lessee, shall accept the quotation approved by Lessee, and shall proceed to enter into a contract for the construction or installation of the Alterations with the contractor whose quotation was approved by Lessee. Lessor itself does not warrant the cost of the Alterations, the timeliness of performance or the quality of the contractor's work, but Lessor shall use reasonable efforts to secure performance of the construction contract for Lessee's benefit.

          (c) In the event Lessor or the contractor is instructed by Lessee to proceed with any changes to the Alterations without a prior determination of any increased costs resulting from such changes and without approval of such increases by Lessee, or in the event Lessee is responsible for increased costs attributable to a delay or acceleration in the time for construction, the amount of any increased costs shall be as reasonably determined by Lessor upon completion of the Alterations, subject only to Lessors reasonable efforts in causing the contractor to furnish Lessee appropriate back-up information concerning increased costs, if any.

          (d) The cost of the Alterations to be paid by Lessee shall include a reasonable charge for the administration by Lessor or its agent of the construction or installation of the Alterations.

          (e) Lessee shall pay to Lessor all amounts payable by Lessee pursuant to this section within 10 days after billing by Lessor. Bills may be rendered in advance of or during the progress of the Alterations so as to enable Lessor to pay the contractor, architect or engineer without advancing Lessor's own funds. At Lessor's election, Lessee shall deposit with Lessor prior to the commencement of the Alterations the estimated cost thereof or such lesser portion as Lessor shall specify, to be held and applied to the cost as incurred. Any surplus funds shall be returned to Lessee when the Alterations have been paid for in full.

          (f) Lessor may delegate some or all of its authority and responsibilities under this section 8 to its managing agent.

     9. Lessee shall keep the premises and the Building free from any liens arising out of any work performed, materials furnished or obligations incurred by Lessee. Lessor shall have the right to post and keep posted on the premises any notices that may be provided by law or which Lessor may deem to be proper for the protection of Lessor, the premises and the Building from such liens.

     10. By entry hereunder Lessee accepts the premises as being in the condition in which Lessor is obligated to deliver the premises. Lessee shall, at all times during the term hereof and at Lessee's sole cost and expense, keep the premises in good condition and repair, ordinary wear and tear, damage thereto by fire, earthquake, act of God or the elements excepted. Lessee hereby waives all rights to make repairs at the expense of

Lessor or in lieu thereof to vacate the premises. Lessee shall at the end of the term hereof surrender to Lessor the premises and all Alterations thereto that are to remain in the premises in the same condition as when received, ordinary wear and tear and damage by fire, earthquake, act of God or the elements excepted. Lessor has no obligation and has made no promise to alter, remodel, improve, repair, decorate or paint the premises or any part thereof, except as specifically herein set forth. No representations respecting the condition of the premises or the Building have been made by Lessor to Lessee, except as specifically herein set forth.

     11. (a) In the event the premises or the portion of the Building necessary for Lessee's occupancy are damaged by fire, earthquake, act of God, the elements or other casualty, within 30 days after such event Lessor shall notify Lessee of the estimated time, in Lessor's reasonable judgment, required for repair or restoration. If the estimated time is not more than 90 days after the commencement of work, Lessor shall forthwith repair or restore the premises or the portion of the Building necessary for Lessee's occupancy. This Lease shall remain in full force and effect except that, if such damage is not the result of the negligence or willful act of Lessee or Lessee's employees or invitees, an abatement of rental shall be allowed Lessee for such part of the premises as shall be rendered unusable by Lessee in the conduct of its business during the time such part is so unusable.

          (b) If the time for repair or restoration is in excess of 90 days, Lessor may elect, in the same notice to Lessee, to repair or restore the premises or the portion of the Building necessary for Lessee's occupancy, in which event this Lease shall continue in full force and effect, but the rent shall be abated as hereinabove in this section provided. If Lessor does not so elect to repair or restore, this Lease shall terminate as of the date of such fire or other casualty.

          (c) If the premises or the Building are to be repaired or restored under this section, Lessor shall repair or restore at its cost the Building itself and all improvements in the premises other than Alterations made by or for Lessee. Lessee shall pay the cost of repairing or restoring any Alterations made by or for Lessee and shall be responsible for carrying such casualty insurance as it deems appropriate with respect to such Alterations.

          (d) Lessor and Lessee acknowledge that their respective rights and obligations in the event of any damage to or destruction of the premises or the Building are to be governed exclusively by this Lease.

     12. Lessor and Lessee shall each obtain from their respective insurers under all policies of fire, theft, public liability, workers' compensation and other insurance maintained by either of them at anytime during the term hereof insuring or covering the Building or any portion thereof or operations therein, a waiver of all rights of subrogation which the insurer of one party might have against the other party, and Lessor and Lessee shall each indemnify the other against any loss or expense, including reasonable attorneys' fees, resulting from the failure to obtain such waiver.

     13. Lessee hereby waives all claims against Lessor for damage to any property or injury or death of any person in, upon or about the premises arising at any time and from any cause other than by reason of negligence or willful act of Lessor, its employees or contractors, and Lessee shall hold Lessor harmless from and defend Lessor against any and all claims, liability, damage or loss arising out of any injury to or death of any person or damage to or destruction of property attributable to or resulting from the use of the premises by Lessee, except such as is caused by negligence or willful act of Lessor, its agents or employees. Lessee shall also hold Lessor harmless from any liability, cost or expense resulting from damage to the telephone cable distribution system caused by Lessee, its employees or contractors, or arising from Lessee's use or storage in the premises of any hazardous or toxic substance. The foregoing indemnity obligations of Lessee shall include reasonable attorneys' fees investigation costs and all other reasonable costs and expenses incurred by Lessor from the first notice that any claim or demand is to be made or may be made. The provisions of this section shall survive the termination of this Lease with respect to any event occurring prior to such termination.

     14. Lessee, at its sole cost and expense, shall promptly comply with all laws, statutes, ordinances and governmental rules, regulations or requirements now in force or which may hereafter be in force, with the requirements of any board of fire underwriters or other similar body now or hereafter constituted, with any directive or occupancy certificate issued pursuant to any law by any public officer or officers, as well as the provisions of all recorded documents affecting the premises, insofar as any thereof relate to or affect the condition, use or occupancy of the premises, excluding structural changes not necessitated by Lessee's acts or by improvements made by or for Lessee.

     15. (a) Lessee shall not, without the prior consent of Lessor, which consent shall not be unreasonably withheld by Lessor, assign or hypothecate this Lease or any interest herein, sublet the premises or any part thereof, or permit the use of the premises by any party other than Lessee. This Lease shall not, nor shall any interest herein, be assignable as to the interest of Lessee by operation of law without the consent of Lessor, which consent shall not be unreasonably withheld. Any of the foregoing acts without such consent shall be void and shall, at the option of Lessor, terminate this Lease. In connection with each consent requested by Lessee, Lessee shall submit to Lessor the terms of the proposed transaction, the identity of the parties to the transaction, the proposed documentation for the transaction and all other information reasonably requested by Lessor concerning the proposed transaction and the parties involved therein.

          (b) Without limiting the other instances in which it may be reasonable for Lessor to withhold its consent to an assignment or subletting, Lessor and Lessee acknowledge that it shall be reasonable for Lessor to withhold its consent in the following instances:

               (1) if at the time consent is requested or at anytime prior to the granting of consent, Lessee is in default under this Lease or would be in default under this Lease but for the pendency of any grace or cure period under section 18 below;

               (2) if the proposed assignee or sublessee is a governmental agency;

               (3) if the proposed assignee or sublessee is an existing tenant in the Embarcadero Center project;

               (4) if, in Lessor's reasonable judgment, the use of the premises by the proposed assignee or sublessee would not be comparable to the types of office use by other tenants in the Embarcadero Center project, would entail any alterations which would lessen the value of the leasehold improvements in the premises, would result in more than a reasonable number of occupants per floor, or would require increased services by Lessor;

               (5) if, in Lessor's reasonable judgment, the financial worth of the proposed assignee or sublessee does not meet the credit standards applied by Lessor for other tenants under leases with comparable terms, or the character, reputation, or business of the proposed assignee or sublessee is not consistent with the quality of the other tenancies in the Building; or

               (6)  if the subletting is of less than the entire premises.

          (c) If at any time or from time to time during the term of this Lease Lessee desires to sublet all or any part of the premises, Lessee shall give notice to Lessor setting forth the terms of the proposed subletting and the space so proposed to be sublet. Lessor shall have the option, exercisable by notice given to Lessee within 20 days after Lessee's notice is given, to sublet from Lessee such space at the rental and other terms set forth in Lessee's notice, or, if the proposed subletting is for the entire premises for a sublet term ending within the last year of the term of this Lease, to terminate this Lease. If Lessor does not exercise such option, Lessee shall be free to sublet such space to any third party, on the same terms set forth in the notice given to Lessor, subject to obtaining Lessor's prior consent as hereinabove provided.

          (d) Notwithstanding the provisions of paragraphs (a) and (b) above, Lessee may assign this Lease or sublet the premises or any portion thereof, with notice to Lessor but without the necessity of Lessor's consent and without extending any option to Lessor pursuant to paragraph (c) above, to any corporation which controls, is controlled by or is under common control with Lessee, to any corporation resulting from the merger or consolidation with Lessee, or to any person or entity which acquires all the assets of Lessee as a going concern of the business that is being conducted in the premises.

          (e) No sublessee (other than Lessor if it exercises its option pursuant to paragraph (c) above) shall have a right further to sublet without Lessors prior consent, which Lessee acknowledges may be withheld in Lessors absolute discretion, and any assignment by a sublessee of its sublease shall be subject to Lessor's prior consent in the same manner as if Lessee were entering into a new sublease. No sublease, once consented to by Lessor, shall be modified or terminated by Lessee without Lessors prior consent, which consent shall not be unreasonably withheld.

          (f) In the case of an assignment, one-half of any sums or other economic consideration received by Lessee as a result of such assignment shall be paid to Lessor after first deducting (1) the unamortized cost of leasehold improvements made to the premises at Lessee's cost, using as an amortization period the term of this Lease, and (2) the cost of any real estate commissions incurred by Lessee in connection with such assignment. In the event such sums or other economic consideration are received in installments, the amount of the deduction against each installment shall be in the same proportion to the total deduction as the amount of the installment bears to the total sums or other economic consideration.

          (g) In the case of a subletting, one-half of any sums or economic consideration received by Lessee as a result of such subletting shall be paid to Lessor after first deducting (1) the rental due hereunder, prorated to reflect only rental allocable to the sublet portion of the premises, (2) the cost of leasehold improvements made to the sublet portion of the premises at Lessee's cost, amortized over the term of this Lease except for leasehold improvements made for the specific benefit of the sublessee, which shall be amortized over the term of the sublease, and (3) the cost of any real estate commissions incurred by Lessee in connection with such subletting, amortized over the term of the sublease.

          (h) Regardless of Lessors consent, no subletting or assignment shall release Lessee of Lessee's obligation or alter the primary liability of Lessee to pay the rental and to perform all other obligations to be performed by Lessee hereunder. The acceptance of rental by Lessor from any other person shall not be deemed to be a waiver by Lessor of any provision hereof. Consent to one assignment or subletting shall not be deemed consent to any subsequent assignment or subletting, nor shall any consent constitute a modification of any of the terms of this Lease. In the event of default by any assignee of Lessee or any successor of Lessee in the performance of any of the terms hereof, Lessor may proceed directly against Lessee without the necessity of exhausting remedies against such assignee or successor. Lessor may consent to subsequent assignments or subletting of this Lease or amendments or modifications to this Lease with assignees of Lessee, without notifying Lessee, or any successor of Lessee, and without obtaining its or their consent thereto, and such action shall not relieve Lessee of liability under this Lease.

          (i) In the event Lessee shall assign this Lease or sublet the premises or request the consent of Lessor to any assignment, subletting, hypothecation or other action requiring Lessor's consent hereunder, then Lessee shall pay Lessor's reasonable attorneys' fees incurred in connection therewith.

     16. Lessee shall faithfully observe and comply with the rules and regulations annexed to this Lease, and after notice thereof, all reasonable modifications thereof and additions thereto from time to time promulgated in writing by Lessor. Lessor shall not be responsible to Lessee for the nonperformance by any other tenant or occupant of the Building of any of such rules and regulations.

     17. Lessor may enter the premises at reasonable hours to (a) inspect the same; (b) exhibit the same to prospective purchasers, lenders or tenants; (c) determine whether Lessee is complying with all of its obligations hereunder; (d) supply janitor service and any other service to be provided by Lessor to Lessee hereunder; (e) post notices of nonresponsibility; and (f) make repairs or perform maintenance required of Lessor under the terms hereof, make repairs to any adjoining space or utility services, or make repairs, alterations or improvements to any other portion of the Building; provided, however, that all such work shall be done as promptly as reasonably possible and so as to cause as little interference to Lessee as reasonably possible. Lessee hereby waives any claim for damages for any inconvenience to or interference with Lessee's business or any loss of occupancy or quiet enjoyment of the premises occasioned by such entry. Lessor shall at all times have and retain a key with which to unlock all of the doors in, on or about the premises (excluding Lessee's vaults, safes and similar areas designated in writing by Lessee in advance); and Lessor shall have the right to use any and all means which Lessor may deem proper to open Lessee's doors in an emergency in order to obtain entry to the premises, and any entry to the premises obtained by Lessor in an emergency shall not be construed or deemed to be a forcible or unlawful entry into or a detainer of the premises or an eviction, actual or constructive, of Lessee from the premises or any portion thereof.

     18.  The following events shall constitute Events of Default under this
Lease:

          (a) a default by Lessee in the payment when due of any rent or other sum payable hereunder and the continuation of such default for a period of 5 days after the same is due, provided that if Lessee has failed three or more times during the term hereof to pay any rent or other sum within 5 days after the due date, no grace period shall thereafter be applicable hereunder;

          (b) a default by Lessee in the performance of any of the other terms, covenants, agreements or conditions contained herein, and, if the default is curable, the continuation of such default for a period of 30 days after notice by Lessor or beyond the time reasonably necessary for cure if the default is of a nature to require more than 30 days to remedy, provided that if Lessee has defaulted in the performance of the same obligation three or more times during the term hereof and notice of such default has been given by Lessor in each instance, no cure period shall thereafter be applicable hereunder;

          (c) the bankruptcy or insolvency of Lessee, transfer by Lessee in fraud of creditors, an assignment by Lessee for the benefit of creditors, or the commencement of any proceedings of any kind by or against Lessee under any provision of the Federal Bankruptcy Act or under any other insolvency, bankruptcy or reorganization act unless, in the event any such proceedings are involuntary, Lessee is discharged from the same within 60 days thereafter;

          (d) the appointment of a receiver for a substantial part of the assets of Lessee;

          (e)  the abandonment of the premises; and

          (f) the levy upon this Lease or any estate of Lessee hereunder by any attachment or execution and the failure to have such attachment or execution vacated within 30 days thereafter.

     19. Upon the occurrence of any Event of Default by Lessee hereunder, Lessor may, at its option and without any further notice or demand, in addition to any other rights and remedies given hereunder or by law, terminate this Lease and exercise its remedies relating thereto in accordance with the following provisions:

          (a) Lessor shall have the right, so long as the Event of Default remains uncured, to give notice of termination to Lessee, and on the date specified in such notice this Lease shall terminate.

          (b) In the event of any such termination of this Lease, Lessor may then or at any time thereafter by judicial process, re-enter the premises and remove therefrom all persons and property and again repossess and enjoy the premises, without prejudice to any other remedies that Lessor may have by reason of Lessee's default or of such termination.

          (c) In the event of any such termination of this Lease, and in addition to any other rights and remedies Lessor may have, Lessor shall have all of the rights and remedies of a landlord provided by Section 1951.2 of the California Civil Code. The amount of damages which Lessor may recover in event of such termination shall include, without limitation, (1) the worth at the time of award (computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of the award plus one percent) of the amount by which the unpaid rent for the balance of the term after the time of the award exceeds the amount of rental loss that Lessee proves could be reasonably avoided, (2) all legal expenses and other related costs incurred by Lessor following Lessee's default, (3) all costs incurred by Lessor in restoring the premises to good order and condition, or in remodeling, renovating or otherwise preparing the premises for retailing, and (4) all costs (including, without limitation, any brokerage commissions) incurred by Lessor in reletting the premises.

     20. Even though Lessee has breached this Lease and abandoned the premises, this Lease shall continue in effect for so long as Lessor does not terminate Lessee's right to possession, and Lessor may enforce all its rights and remedies under this Lease, including the right to recover the rental as it becomes due under this Lease. Acts of maintenance or preservation or efforts to relet the premises or the appointment of a receiver upon initiative of Lessor to protect Lessor's interest under this Lease shall not constitute a termination of Lessee's right to possession.

     21. The remedies provided for in this Lease are in addition to any other remedies available to Lessor at law or in equity by statute or otherwise.

     22. All agreements and provisions to be performed by Lessee under any of the terms of this Lease shall be at its sole cost and expense and without any abatement of rental. If Lessee shall fail to pay any sum of money, other than rental, required to be paid by it hereunder or shall fail to perform any other act on its part to be performed hereunder and such failure shall continue for 30 days after notice thereof by Lessor, or such longer period as may be allowed hereunder, Lessor may, but shall not be obligated so to do, and without waiving or releasing Lessee from any obligations of Lessee, make any such payment or perform any such other act on Lessee's part to be made or performed as in this Lease provided. All sums so paid by Lessor and all necessary incidental costs shall be payable to Lessor on demand.

     23. If as a result of any breach or default in the performance of any of the provisions of this Lease, Lessor uses the services of an attorney in order to secure compliance with such provisions or recover damages therefor, or to terminate this Lease or evict Lessee, Lessee shall reimburse Lessor upon demand for any and all reasonable attorneys' fees and expenses so incurred by Lessor, provided that if Lessee shall be the prevailing party in any legal action brought by Lessor against Lessee, Lessee shall be entitled to recover reasonable attorneys' fees and expenses incurred by Lessee.

     24. If all or any part of the premises shall be taken as a result of the exercise of the power of eminent domain, this Lease shall terminate as to the part so taken as of the date of taking, and, in the case of a partial taking, either Lessor or Lessee shall have the right to terminate this Lease as to the balance of the premises by notice to the other within 30 days after such date, provided, however, that a condition to the exercise by Lessee of such right to terminate shall be that the portion of the premises taken shall be of such extent and nature as substantially to handicap, impede or impair Lessee's use of the balance of the premises. In the event of any taking, Lessor shall be entitled to any and all compensation, damages, income, rent, awards, or any interest therein whatsoever which may be paid or made in connection therewith, and Lessee shall have no claim against

Lessor for the value of any unexpired term of this Lease or otherwise. In the event of a partial taking of the premises which does not result in a termination of this Lease, the monthly rental thereafter to be paid shall be equitably reduced.

     25. (a) This Lease shall be subject and subordinated at all times to that certain deed dated October 2, 1973, from the Redevelopment Agency of the City and County of San Francisco recorded October 4, 1973, in the Office of the Recorder of said City and County in Book B814 of Official Records at page 647. Lessee covenants and agrees that Lessee shall not discriminate against or segregate any person or group of persons on account of race, sex, creed, color, national origin, or ancestry in the occupancy, use, sublease, tenure or enjoyment of the premises.

          (b) This Lease shall be subordinate to any ground lease, mortgage, deed of trust, or any other hypothecation for security now or hereafter placed upon the Building and to any and all advances made on the security thereof or Lessor's interest therein, and to all renewals, modifications, consolidations, replacements and extensions thereof. Notwithstanding the foregoing, if any mortgagee, trustee or ground lessor shall elect to have this Lease prior to the lien of its mortgage or deed of trust or prior to its ground lease, and shall give notice thereof to Lessee, this Lease shall be deemed prior to the mortgage, deed of trust, or ground lease, whether this Lease is dated prior or subsequent to the date of the mortgage, deed of trust or ground lease or the date of recording thereof. In the event any mortgage or deed of trust to which this Lease is subordinate is foreclosed or a deed in lieu of foreclosure is given to the mortgagee or beneficiary, Lessee shall attorn to the purchaser at the foreclosure sale or to the grantee under the deed in lieu of foreclosure; in the event any ground lease to which this Lease is subordinate is terminated, Lessee shall attorn to the ground lessor. Lessee agrees to execute any documents required to effectuate such subordination, to make this Lease prior to the lien of any mortgage or deed of trust or ground lease, or to evidence such attornment.

          (c) In the event any mortgage or deed of trust to which this Lease is subordinate is foreclosed or a deed in lieu of foreclosure is given to the mortgagee or beneficiary, or in the event any ground lease to which this Lease is subordinate is terminated, this Lease shall not be barred, terminated, cut off or foreclosed nor shall the rights and possession of Lessee hereunder be disturbed if Lessee shall not then be in default in the payment of rental and other sums due hereunder or otherwise be in default under the terms of this Lease, and if Lessee shall attorn to the purchaser, grantee, or ground lessor as provided in paragraph (b) above or, if requested, enter into a new lease for the balance of the term hereof upon the same terms and provisions as are contained in this Lease. Lessee's covenant under paragraph (b) above to subordinate this Lease to any ground lease, mortgage, deed of trust or other hypothecation hereafter executed is conditioned upon each such senior instrument containing commitments specified in this paragraph (c).

     26. The surrender of this Lease by Lessee, or a mutual cancellation thereof, shall not work a merger, and shall, at the option of Lessor, terminate all or any existing subleases or subtenancies, or operate as an assignment to it of any or all such subleases or subtenancies.

     27. In the event the original Lessor hereunder, or any successor owner of the Building, shall sell or convey the Building, all liabilities and obligations on the part of the original Lessor, or such successor owner, under this Lease accruing thereafter shall terminate, and thereupon all such liabilities and obligations shall be binding upon the new owner. Lessee agrees to attorn to such new owner.

     28. At anytime and from time to time but on not less than 10 days' prior notice by Lessor, Lessee shall execute, acknowledge, and deliver to Lessor, promptly upon request, a certificate certifying (a) that this Lease is unmodified and in full force and effect (or, if there have been modifications, that this Lease is in full force and effect, as modified, and stating the date and nature of each modification), (b) the amount of the Base Rent and most recent Escalation Rent, if any, and the date to which such rental has been paid,
(c) that no notice has been received by Lessee of any default which has not been cured, except as to defaults specified in the certificate, (d) that no default of Lessor is claimed by Lessee, except as to defaults specified in the certificate, and (e) such other matters as may be reasonably requested by Lessor. Any such certificate may be relied upon by any prospective purchaser, mortgagee or beneficiary under any deed of trust on the Building or any part thereof.

     29. Any diminution or shutting off of light, air or view by any structure which may be erected on lands adjacent to the Building shall in no way affect this Lease or impose any liability on Lessor.

     30. (a) If, without objection by Lessor, Lessee holds possession of the premises after expiration of the term of this Lease, Lessee shall become a tenant from month to month upon the terms herein specified but at a monthly rental equivalent to 150% of the then prevailing monthly rental paid by Lessee at the expiration of the term of this Lease, payable in advance on or before the first day of each month. Each party shall give the other notice at least one month prior to the date of termination of such monthly tenancy of its intention to terminate such tenancy.

          (b) If, over Lessor's objection, Lessee holds possession of the premises after expiration of the term of this Lease or expiration of its holdover tenancy, without limiting the liability of Lessee for its unauthorized occupancy of the premises, Lessee shall indemnify Lessor and any replacement tenant for the premises for any damages or loss suffered by either Lessor or the replacement tenant resulting from Lessee's failure timely to vacate the premises.

     31. Lessee has deposited with Lessor the sum specified in the Basic Lease Information (the "deposit"). The deposit shall be held by Lessor as security for the faithful performance by Lessee of all the provisions of this Lease to be performed or observed by Lessee. If Lessee fails to pay rent or other sums due hereunder, or otherwise defaults with respect to any provision of this Lease, Lessor may use, apply or retain all or any portion of the deposit for the payment of any rent or other sum in default or for the payment of any other sum to which Lessor may become obligated by reason of Lessee's default, or to compensate Lessor for any loss or damage which Lessor may suffer thereby. If Lessor so uses or applies all or any portion of the deposit, Lessee shall within 10 days after demand therefor deposit cash with Lessor in an amount sufficient to restore the deposit to the full amount thereof and Lessee's failure to do so shall be a material breach of this Lease. Lessor shall not be required to keep the deposit separate from its general accounts. If Lessee performs all of Lessee's obligations hereunder, the deposit, or so much thereof as has not theretofore been applied by Lessor, shall be returned, without interest, to Lessee (or, at Lessor's option, to the last assignee, if any, of Lessee's interest hereunder) at the expiration of the term hereof, and after Lessee has vacated the premises. No trust relationship is created herein between Lessor and Lessee with respect to the deposit.

     32. The waiver by Lessor of any agreement, condition or provision herein contained shall not be deemed to be a waiver of any subsequent breach of the same or any other agreement, condition or provision herein contained, nor shall any custom or practice which may grow up between the parties in the administration of the terms hereof be construed to waive or to lessen the right of Lessor to insist upon the performance by Lessee in strict accordance with such terms. The subsequent acceptance of rental hereunder by Lessor shall not be deemed to be a waiver of any preceding breach by Lessee of any agreement, condition or provision of this Lease, other than the failure of Lessee to pay the particular rental so accepted, regardless of Lessor's knowledge of the preceding breach at the time of acceptance of the rental.

     33. Each notice, consent, demand or other communication from one party to the other that is given pursuant to the terms of this Lease (collectively referred to in this section as a "notice") shall be in writing and shall be (a) personally delivered, (b) sent by United States mail, registered or certified mail, postage prepaid, return receipt requested, (c) sent by Federal Express or similar nationally recognized overnight courier service, with receipt, or (d) transmitted by facsimile or other electronic transmission, provided that a duplicate copy is sent within one business day after such transmission by United States mail. Each notice shall be addressed as follows: to Lessor and Lessee at the respective addresses specified in the Basic Lease Information or to such other place as one party may from time to time designate in a notice to the other; or, to Lessee, in the case a notice personally delivered at the premises. Each notice shall be deemed to have been given upon the date of actual receipt (or refusal to accept delivery) as indicated on the customary receipt used by the delivering service or, in the case of a facsimile or other electronic transmission, the confirmation of the completed transmission. Lessee hereby appoints as its agent to receive the service of all dispossessory or distraint proceedings and notices thereunder the person in charge of or occupying the premises at the time, and, if no person shall be in charge of or occupying the same, then such service may be made by attaching the same on the main entrance of the premises.

     34. There are no oral agreements between Lessor and Lessee affecting this Lease, and this Lease supersedes and cancels any and all previous negotiations, arrangements, brochures, agreements, and understandings if any, between Lessor and Lessee or displayed by Lessor to Lessee with respect to the subject matter of this Lease or the Embarcadero Center project. There are no representations between Lessor and Lessee other than those contained in this Lease. All implied warranties, including implied warranties of merchantability and fitness, are excluded.

     35. (a) If Lessee signs as a corporation, each of the persons executing this Lease on behalf of Lessee warrants that Lessee is a duly authorized and existing corporation, that Lessee has and is qualified to do business in California, that the corporation has the full right and authority to enter into this Lease, and that each and both of the persons signing on behalf of the corporation were authorized to do so. If Lessee signs as a partnership, each of the persons executing this Lease on behalf of Lessee warrants that Lessee is a partnership, that the partnership has the full right and authority to enter into this Lease, and that each person signing on behalf of the partnership is authorized to do so.

          (b) Pacific Property Services, L.P. represents that it is the agent of Lessor and has the right and authority to sign this Lease on behalf of Lessor; except for such representation, Pacific Property Services, L.P. shall have no liability under this Lease.

     36. The words "Lessor" and "Lessee" as used herein shall include the plural as well as the singular. If there be more than one Lessee, the obligations hereunder imposed upon Lessee shall be joint and several. Time is of the essence of this Lease and each and all of its provisions. Submission of this instrument for examination or signature by Lessee does not constitute a reservation of or option for lease, and it is not effective as a lease or otherwise until execution and delivery by both Lessor and Lessee. The agreements, conditions and provisions herein contained shall, subject to the provisions as to assignment, apply to and bind the heirs, executors, administrators, successors and assigns of the parties hereto. Lessee shall not, without the consent of Lessor, use the words "Embarcadero Center" or the name of the Building for any purpose other than as the address of the business to be conducted by Lessee in the premises. If any provision of this Lease shall be determined to be illegal or unenforceable, such determination shall not affect any other provision of this Lease and all such other provisions shall remain in full force and effect. This Lease shall be governed by and construed pursuant to the laws of the State of California.

     37. The exhibit(s) and addendum, if any, specified in the Basic Lease Information are attached to this Lease and by this reference made a part hereof.

     IN WITNESS WHEREOF, the parties have executed this Lease on the respective dates indicated below:

LESSEE                             LESSOR

AEGIS MORTGAGE                     THREE EMBARCADERO
ACCELERATION CORPORATION,          CENTER VENTURE,
a Delaware corporation             a partnership

                                   By: Pacific Property Services, L.P., a
                                       California limited partnership,
                                       Managing Agent

By:  /s/ John Decker               By:  /s/ ^^
   --------------------------         -----------------------------

Its:  President                    Its:  Chief Operating Officer
    -------------------------          ----------------------------

By:
   --------------------------

Its:
    -------------------------

Date of Execution                  Date of Execution

  by Lessee:  June 9, 1997             by Lessor:  June 10, 1997
            -----------------                    -------------------

     1. The sidewalks, halls, passages, exits, entrances, shopping malls, elevators, escalators and stairways of the Building shall not be obstructed by any of the tenants or used by them for any purpose other than for ingress to and egress from their respective premises. The halls, passages, exits, entrances, shopping malls, elevators, escalators and stairways are not for the general public, and Lessor shall in all cases retain the right to control and prevent access thereto of all persons whose presence in the judgment of Lessor would be prejudicial to the safety, character, reputation and interests of the Building and its tenants, provided that nothing herein contained shall be construed to prevent such access to persons with whom any tenant normally deals in the ordinary course of its business, unless such persons are engaged in illegal activities. No tenant and no employee or invitee of any tenant shall go upon the roof of the Building except such roof or portion thereof as may be contiguous to the premises of a particular tenant and may be designated in writing by Lessor as a roof deck or roof garden area.

     2. No sign, placard, picture, name, advertisement or notice visible from the exterior of any tenant's premises shall be inscribed, painted, affixed or otherwise displayed by any tenant on any part of the Building without the prior written consent of Lessor. Lessor will adopt and furnish to tenants general guidelines relating to signs inside the Building on the office floors. Each tenant shall conform to such guidelines, but may request approval of Lessor for modifications, which approval will not be unreasonably withheld. All approved signs or lettering on doors shall be printed, painted, affixed or inscribed at the expense of the tenant by a person approved by Lessor, which approval will not be unreasonably withheld. Material visible from outside the Building will not be permitted.

     3. The premises shall not be used for the storage of merchandise held for sale to the general public or for lodging. No cooking shall be done or permitted by any tenant on the premises, except that use by the tenant of food and beverage vending machines and Underwriters' Laboratory approved microwave ovens and equipment for brewing coffee, tea, hot chocolate and similar beverages shall be permitted, provided that such use is in accordance with all applicable federal, state and city laws, codes, ordinances, rules and regulations.

     4. No tenant shall employ any person or persons other than Lessor's janitorial service for the purpose of cleaning the premises, unless otherwise approved by Lessor. No person or persons other than those approved by Lessor shall be permitted to enter the Building for the purpose of cleaning the same. No tenant shall cause any unnecessary labor by reason of such tenant's carelessness or indifference in the preservation of good order and cleanliness. Janitor service will not be furnished on nights when rooms are occupied after 9:30 P.M. unless, by prior arrangement with Lessor, service is extended to a later hour for specifically designated rooms.

     5. Lessor will furnish each tenant free of charge with two keys to each door lock in its premises. Lessor may make a reasonable charge for any additional keys. No tenant shall have any keys made. No tenant shall alter any lock or install a new or additional lock or any bolt on any door of its premises without the prior consent of Lessor. The tenant shall in each case furnish Lessor with a key for any such lock. Each tenant, upon the termination of its tenancy, shall deliver to Lessor all keys to doors in the Building which shall have been furnished to the tenant.

     6. The freight elevator shall be available for use by all tenants in the Building, subject to such reasonable scheduling as Lessor in its discretion shall deem appropriate. The persons employed to move such equipment in or out of the Building must be acceptable to Lessor. Lessor shall have the right to prescribe the weight, size and position of all equipment, materials, furniture or other properly brought into the Building. Heavy objects shall, if considered necessary by Lessor, stand on wood strips of such thickness as is necessary to properly distribute the weight. Lessor will not be responsible for loss of or damage to any such property from any cause, and all damage done to the Building by moving or maintaining such property shall be repaired at the expense of the tenant.

     7. No tenant shall use or keep in the premises or the Building any kerosene, gasoline or inflammable or combustible fluid or material other than limited quantities thereof reasonably necessary for the operation or maintenance of office equipment, or, without Lessor's prior approval, use any method of heating or air conditioning other than that supplied by Lessor. No tenant shall use or keep or permit to be used or kept any foul, noxious or hazardous gas or substance in the premises, or permit or suffer the premises to be occupied or used in a manner offensive or objectionable to Lessor or other occupants of the Building by reason of noise, odors or vibrations, or interfere in any way with other tenants or those having business therein. No pets shall be kept in the premises.

     8. Lessor shall have the right, exercisable without notice and without liability to any tenant, to change the name and street address of the Building.

     9. Lessor reserves the right to exclude from the Building between the hours of 6 P.M. and 7 A.M. and at all hours on Saturdays, Sundays and legal holidays any person who does not present a proper access card or other identification as a tenant or an employee of a tenant, or who does not otherwise present proper authorization by a tenant for access to its premises. Each tenant shall be responsible for all persons for whom it authorizes access and shall be liable to Lessor for all acts of such persons. Lessor shall in no case be liable for damages for any error with regard to the admission to or exclusion from the Building of any person. In the case of invasion, mob, riot, public excitement or other circumstances rendering such action advisable in Lessor's opinion, Lessor reserves the right to prevent access to the Building during the continuance of the same by such action as Lessor may deem appropriate.

     10. The directory of the Building will be provided for the display of the name and location of tenants and a reasonable number of the principal officers and employees of tenants, and Lessor reserves the right to exclude any other names therefrom.

     11. No curtains, draperies, blinds, shutters, shades, screens or other coverings, hangings or decorations shall be attached to, hung or placed in, or used in connection with any exterior window in the Building without the prior consent of Lessor. If consented to by Lessor, such items shall be installed on the office side of the standard window covering and shall in no way be visible from the exterior of the Building.

     12. Messenger services and suppliers of bottled water, food, beverages, and other products or services shall be subject to such reasonable regulations as may be adopted by Lessor. Lessor may establish a central receiving station in the Building for delivery and pick-up by all messenger services, and may limit delivery and pick-up at tenant premises to Building personnel.

     13. Each tenant shall see that the doors of its premises are closed and locked and that all water faucets or apparatus, cooking facilities and office equipment (excluding office equipment required to be operative at all times) are shut off before the tenant or its employees leave the premises at night, so as to prevent waste or damage, and for any default or carelessness in this regard the tenant shall be responsible for any damage sustained by other tenants or occupants of the Building or Lessor. On multiple-tenancy floors, all tenants shall keep the doors to the Building corridors closed at all times except for ingress and egress.

     14. The toilets, urinals, wash bowls and other restroom facilities shall not be used for any purpose other than that for which they were constructed, no foreign substance of any kind whatsoever shall be thrown therein and the expense of any breakage, stoppage or damage resulting from the violation of this rule shall be borne by the tenant who, or whose employees or invitees, shall have caused it.

     15. Except with the prior consent of Lessor, no tenant shall sell, or permit the sale at retail, of newspapers, magazines, periodicals, theatre tickets or any other goods or merchandise to the general public in or on the premises, nor shall any tenant carry on, or permit or allow any employee or other person to carry on, the business of stenography, typewriting or any similar business in or from the premises for the service or accommodation of occupants of any other portion of the Building, nor shall the premises of any tenant be used for manufacturing of any kind, or any business or activity other than that specifically provided for in such tenant's lease.

     16. No tenant shall install any antenna, loudspeaker, or other device on the roof or exterior walls of the Building.

     17. Each tenant shall have the right to connect the telephone system in its premises to the telephone cable distribution system serving the Office Tower at the location of the telephone cable terminal on the floor on which the premises are situated, provided that no connection shall be made and no work otherwise affecting the telephone cable terminal or distribution system shall be undertaken without reasonable prior notice to Lessor. Lessor or Lessor's contractor with responsibility for maintenance of the telephone distribution system may require supervision of the connection by Lessor or the maintenance contractor, and may impose such other reasonable conditions as may be necessary to protect the telephone cable terminal or distribution system. Any damage to the telephone cable terminal or distribution system caused by the act or omission of any tenant shall be repaired at the expense of that tenant.

     18. No motorcycles or motor scooters shall be parked or stored anywhere in the Building other than the garage of the Building, and no bicycles may be parked or stored anywhere in the Building other than in facilities provided therefor in the garage or the common area of the Building.

     19. There shall not be used in any portion of the Building, by any tenant or its invitees, any hand trucks or other material handling equipment except those equipped with rubber tires and side guards unless otherwise approved by Lessor.

     20. Each tenant shall store its refuse within its premises. No material shall be placed in the refuse boxes or receptacles if such material is of such nature that it may not be disposed of in the ordinary and customary manner of removing and disposing of refuse in the City and County of San Francisco without being in violation of any law or ordinance governing such disposal. All refuse disposal shall be made only through entryways and elevators provided for such purposes and at such times as Lessor shall designate.

     21. Canvassing, peddling, soliciting, and distribution of handbills or any other written materials in the Building are prohibited, and each tenant shall cooperate to prevent the same.

     22. The requirements of the tenants will be attended to only upon application by telephone or in person at the office of the Building. Employees of Lessor shall not perform any work or do anything outside of their regular duties unless under special instructions from Lessor.

     23. Lessor may waive any one or more of these Rules and Regulations for the benefit of any particular tenant or tenants, but no such waiver by Lessor shall be construed as a waiver of such Rules and Regulations in favor of any other tenant or tenants, nor prevent Lessor from thereafter enforcing any such Rules and Regulations against any or all of the tenants of the Building.

     24. These Rules and Regulations are in addition to, and shall not be construed to in any way modify or amend, in whole or in part, the terms, covenants, agreements and conditions of any lease of premises in the Building.

     25. Lessor reserves the right to make such other and reasonable rules and regulations as in its judgment may from time to time be needed for the safety, care and cleanliness of the Building, and for the preservation of good order therein.

                           [INSERT FLOOR PLAN HERE]

                                   EXHIBIT C



IRREVOCABLE LETTER OF                                  _________________, 1997
CREDIT NO_______________________


BENEFICIARY:                                           APPLICANT:


________________________________                       _________________________
SUITE 2600                                             _________________________
FOUR EMBARCADERO CENTER                                _________________________
SAN FRANCISCO, CA 94111


GENTLEMEN:

     WE HAVE HEREBY ESTABLISHED OUR IRREVOCABLE LETTER OF CREDIT NO. _____________ AT THE REQUEST OF AND FOR THE ACCOUNT OF THE APPLICANT, FOR AN AMOUNT OF NOT TO EXCEED IN THE AGGREGATE U.S. DOLLARS ______________ **U.S. $_____________ ** (THE "STATED AMOUNT") AVAILABLE FOR PAYMENT BY YOUR DRAFT(S) DRAWN AT SIGHT ON US AND ACCOMPANIED BY:

     (1) YOUR WRITTEN AND SIGNED CERTIFICATE SHOWING THE NAME AND TITLE OF THE SIGNER, REFERENCING THIS LETTER OF CREDIT NO. _______ (THE "CREDIT")
          READING:

     "THE UNDERSIGNED BEING DULY AUTHORIZED DO HEREBY CERTIFY THAT:

     (A) (I) AN EVENT OF DEFAULT ON THE PART OF THE LESSEE HAS OCCURRED UNDER THE OFFICE LEASE DATED ______________ (THE "LEASE"), BETWEEN ________________ ______________________ AND APPLICANT; AND

          (II) FUNDS DRAWN UNDER THE CREDIT WILL BE APPLIED IN THE MANNER AUTHORIZED UNDER SECTION 31 OF THE LEASE; OR

     (B) (I) APPLICANT HAS FAILED TO CAUSE THE CREDIT TO BE EXTENDED OR REPLACED AT LEAST 60 DAYS PRIOR TO THE DATE IT IS DUE TO EXPIRE; AND

          (II) ______________ HAS MADE WRITTEN DEMAND ON APPLICANT FOR THE EXTENSION OR REPLACEMENT OF THE CREDIT AND AT LEAST 10 DAYS HAS ELAPSED SINCE SUCH DEMAND WAS MADE WITHOUT THE CREDIT HAVING BEEN EXTENDED OR REPLACED; AND

          (III) THE FUNDS DRAWN UNDER THE CREDIT WILL BE APPLIED IN THE MANNER AUTHORIZED UNDER PARAGRAPH ____ OF THE ADDENDUM TO OFFICE LEASE THAT CONSTITUTES PART OF THE LEASE."

YOUR DRAFT(S) MUST BE PRESENTED AT OUR OFFICE LOCATED AT
_________________________, SAN FRANCISCO, CALIFORNIA __________ NOT LATER THAN
___________________, _____ (THE "EXPIRATION DATE") OR ANY AUTOMATICALLY EXTENDED EXPIRATION DATE AS PROVIDED HEREINBELOW.

     IT IS A CONDITION OF THIS LETTER OF CREDIT THAT IT SHALL BE AUTOMATICALLY EXTENDED WITHOUT AMENDMENT, FOR PERIOD(S) OF ONE (1) YEAR EACH FROM THE EXPIRATION DATE HEREOF OR ANY SUCH AUTOMATICALLY EXTENDED EXPIRATION DATE UNLESS WE NOTIFY YOU AT THE ADDRESS STATED HEREINABOVE BY REGISTERED MAIL (RETURN RECEIPT) AT LEAST SIXTY (60) DAYS PRIOR TO THE CURRENT EXPIRATION DATE THAT WE HAVE ELECTED NOT TO EXTEND THIS LETTER OF CREDIT FOR ANY SUCH FURTHER ONE YEAR PERIOD.

     NOTWITHSTANDING ANY REFERENCE IN THIS LETTER OF CREDIT TO OTHER DOCUMENTS, INSTRUMENTS OR AGREEMENTS OR REFERENCES IN SUCH OTHER DOCUMENTS, INSTRUMENTS OR AGREEMENTS TO THIS LETTER OF CREDIT THIS LETTER OF CREDIT CONTAINS THE ENTIRE AGREEMENT AMONG THE APPLICANT, BENEFICIARY AND THE ISSUER HEREUNDER RELATING TO THE OBLIGATIONS OF THE ISSUER HEREUNDER.

     ALL DRAFTS MUST BE MARKED "DRAWN UNDER _________________ LETTER OF CREDIT NO. ________________ ."

     WE HEREBY AGREE WITH YOU THAT DRAFTS DRAWN UNDER AND IN COMPLIANCE WITH THE TERMS OF THIS CREDIT SHALL BE DULY HONORED ON DUE PRESENTATION TO THE DRAWEE.

     EXCEPT AS EXPRESSLY STATED HEREIN, THIS CREDIT IS ISSUED SUBJECT TO THE UNIFORM CUSTOMS AND PRACTICE FOR DOCUMENTARY CREDITS (1993 REVISION) INTERNATIONAL CHAMBER OF COMMERCE

PUBLICATION NO. 500.

                                   VERY TRULY YOURS,


                                   ______________________________________
                                   BY
_____________________________      (AUTHORIZED SIGNATURE)

                           ADDENDUM TO OFFICE LEASE
                           ------------------------

     THIS ADDENDUM TO OFFICE LEASE (the "Addendum") shall constitute a part of that Office Lease dated June 6, 1997 (the "Lease"), between THREE EMBARCADERO CENTER, a partnership ("Lessor"), and AEGIS MORTGAGE ACCELERATION CORPORATION, a Delaware corporation ("Lessee"), and the terms hereof shall for all purposes be deemed incorporated in the Lease. In the event of any inconsistency between the provisions of this Addendum and the other provisions of the Lease, this Addendum shall govern.

     1.   Amendment of Section 3(d). Section 3(d) of the Lease is hereby amended
          -------------------------
so as to read as follows:

     Lessee hereby acknowledges that late payment by Lessee to Lessor of rent and other sums due hereunder will cause Lessor to incur costs not contemplated by this Lease, the exact amount of which will be difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed on Lessor by the terms of any trust deed covering the premises. Accordingly, if any installment of rent or any other sums due from Lessee shall not be received by Lessor within five (5) days after the date due, Lessee shall pay to Lessor a late charge equal to six percent (6%) of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Lessor will incur by reason of late payment by Lessee. Acceptance of such late charge by Lessor shall in no event constitute a waiver of any default by Lessee under Section 18(a) of this Lease with respect to such overdue amount, nor prevent Lessor from exercising any of the other rights and remedies granted hereunder.

     2.   Amendment of Section 3(e). Section 3(e) of the Lease is hereby amended
          -------------------------
so as to read as follows:

     (e) Any amount due to Lessor, if not received by Lessor within five (5) days from the date due, shall bear interest from the date due until paid at the rate of ten percent (10%) per annum or, if a higher rate is legally permissible, at the highest rate legally permitted, provided that interest shall not be payable on late charges incurred by Lessee nor on any amounts upon which late charges are paid by Lessee to the extent such interest would cause the total interest to be in excess of that legally permitted. Payment of interest shall not excuse or cure any default under section 18(a) of this Lease.

     3.   Amendment of Section 15(b). Section 15(b) of the Lease is
          --------------------------
hereby amended to read as follows:

     (b) Without limiting the other instances in which it may be reasonable for Lessor to withhold its consent to an assignment or subletting, Lessor and Lessee acknowledge that it shall be reasonable for Lessor to withhold its consent in the following instances:

          (1) if at the time consent is requested or at any time prior to the granting of consent, Lessee is in default under this Lease or would be in default under this Lease but for the pendency of any grace or cure period under section 18 below;

          (2) if the proposed assignee or sublessee is a governmental agency;

          (3) if, in Lessor's reasonable judgment, the use of the premises by the proposed assignee or sublessee would involve occupancy by other than primarily executive or professional personnel and related support staff, would entail any alterations which would materially lessen the value of the leasehold improvements in the premises, would result in more than a reasonable number of occupants per floor, or would require increased services by Lessor;

          (4) if, in Lessor's reasonable judgment, the financial worth of the proposed assignee does not meet the credit standards applied by Lessor for other tenants under leases with comparable terms, the financial worth of the proposed sublessee is not adequate for the obligations under the sublease, or the character, reputation, or business of the proposed assignee or sublessee is not consistent with the quality of the other tenancies in the Building; and

          (5) in the case of a subletting of less than the entire premises, if the subletting would result in the division of the premises into more than 3 sublet parcels on any floor leased entirely by Lessee;

          provided, however, that Lessee shall, at its sole cost and expense be responsible for constructing any demising walls and separate entrances to the permitted sublet parcels, which construction shall be performed in accordance with all applicable governmental laws, codes, rules, regulations and orders, in a workmanlike manner, and free and clear of all liens for labor and materials furnished in connection with such construction.

     4.   Amendment of Section 18(a). Section 18(a) of the Lease is hereby
          --------------------------
amended so as to read as follows:

     (a) A default by Lessee in the payment when due of any rent or other sum payable hereunder and the continuation of such default for a period of five (5) days after notice from Lessor;

     5.   Amendment of Section 18(b). Section 18(b) of the Lease is
          --------------------------
hereby amended so as to read as follows:

     (b) A default by Lessee in the performance of any of the other terms, covenants, agreements or conditions contained herein and, if the default is curable, the continuation of such default for a period of thirty (30) days after notice by Lessor or beyond the time reasonably necessary for cure if the default is of a nature to require more than thirty (30) days to remedy;

     6.   Improvement of Premises. Lessor and Lessee acknowledge that Lessee
          -----------------------
desires to effect substantial improvements to the premises under section 8 of the Lease to adapt the same for Lessee's occupancy and, accordingly, the following procedures are hereby established to implement the provisions of section 8. To the extent any provisions of this paragraph are inconsistent with the provisions of section 8, as to the improvements to be made prior to occupancy, the provisions of this paragraph shall govern.

          (a) Lessor and Lessee acknowledge that they have approved the space plan and outline specifications identified in Exhibit B attached to the Lease. The alterations reflected in Exhibit B, together with any changes thereto or additional alterations requested by Lessee, are hereinafter referred to as "Lessee's Work." Lessor shall cause the architects for the improvement of the premises, Huntsman Associates, and their mechanical and electrical engineers, to prepare construction drawings for Lessee's Work, including any alternates for pricing purposes approved by Lessor and Lessee in order to facilitate the construction of Lessee's Work for a cost not to exceed the sum of $350,445.00 (the "Assumed Cost"). Lessee shall cooperate with the architects and engineers as necessary to enable them to prepare complete plans and specifications, satisfying applicable code requirements, that are ready for pricing and permit application by July 10, 1997 (the "Plans Date"). The architects or the general contractor for Lessee's Work shall be responsible for submitting plans and specifications to the appropriate authorities for the issuance of required permits, and the cost of such permits shall constitute part of Lessee's Work.

          (b) Lessor shall obtain a quotation or quotations of the cost of Lessee's Work from one or more general contractors approved by Lessor for construction in the Building, which quotation or quotations shall include such alternates as shall have been approved by Lessor and Lessee. Lessor shall submit the quotations to Lessee and Lessor shall accept the quotation acceptable to Lessee, including the applicable alternates. Lessor shall enter into a contract with the general contractor who submitted the approved quotation and shall use its best efforts to cause the contractor to commence, diligently proceed with, and complete Lessee's Work in accordance with the approved plans and specifications. Lessee acknowledges that Lessor itself does not warrant the timeliness of performance or the quality of the contractor's work, but Lessor shall use its best efforts to enforce the contract, including all warranties contained therein, against the general contractor for Lessee's benefit.

          (c) The cost of Lessee's Work shall include architects' and engineers' fees, except for services attributable to any portion of Lessee's Work beyond that reflected in Exhibit B, the cost of which shall be borne by Lessee. The cost of Lessee's Work shall also include the cost of any changes in Lessee's Work requested or caused by Lessee, and in the event Lessor or the general contractor is instructed by Lessee to proceed with such changes without a prior determination of any increased costs or any increased construction time resulting from such changes and without approval of such increases by Lessee, the amount thereof shall be as reasonably determined by Lessor upon completion of Lessee's Work, subject only to Lessor's reasonable efforts in causing its general contractor to furnish to Lessee appropriate back-up information concerning increased costs and construction delays, if any. The cost of Lessee's Work shall include a charge for Lessor's construction administration in the amount of 5% of the cost of Lessee's Work.

          (d) Lessor shall bear the cost of Lessee's Work, except as provided in this subsection (d) and subject to the provisions of section 7 of this Addendum. In the event the cost of Lessee's Work exceeds the Assumed Cost, the monthly Base Rent shall be increased by the amount necessary to fully amortize on a monthly basis in equal monthly installments the difference between the actual cost of Lessee's Work and the Assumed Cost on a straight line basis over the term of the Lease at a rate of 10% per annum.

          (e) Any improvements to or installations in the premises desired by Lessee that are outside the scope of the normal construction trades and therefore not part of Lessee's Work shall be furnished and installed by or on behalf of Lessee at Lessee's expense. Lessee shall adopt a schedule in conformance with the schedule of Lessor's contractors and conduct its work in such a manner as to maintain harmonious labor relations and as not to interfere unreasonably with or delay the work of Lessor's contractors but Lessor shall nonetheless afford Lessee's contractors reasonable and timely access to the premises. Lessee's contractors, subcontractors and labor shall be approved by Lessor, which approval shall not be unreasonably withheld or delayed, and shall be subject to the administrative supervision of Lessor's general contractor. Contractors and subcontractors engaged by Lessee shall employ men and means to insure so far as may be possible the progress of the work without interruption on account of strikes, work stoppage or similar causes for delay. Lessor shall give access and entry to the premises to Lessee and its contractors and subcontractors and sufficient opportunity and time during each work day and reasonable use of facilities to enable Lessee to adapt the premises for Lessee's use and perform the work to be performed by or on behalf of Lessee; provided, however, that if such entry is prior to the commencement of the term of the Lease such entry shall be subject to all of the applicable terms and conditions of this Lease except the payment of rent.

          (f) In the event of any delay in the performance of Lessee's Work such that Lessee's Work is not completed prior to the commencement of the term, Lessee's obligation to pay rental under section 3 of the Lease shall not commence until Lessee's

Work is substantially completed, meaning complete subject only to the completion or correction of items on Lessor's project manager's punch list, the completion or correction of which will not materially interfere with Lessee's use or occupancy of the premises. If Lessor shall be delayed, however, in substantially completing Lessee's Work as a result of any of the following (hereinafter referred to as a "Tenant Delay"):

               (1) any delay past the Plans Date in the completion of plans and specifications for Lessee's Work that satisfy applicable code requirements and are ready for pricing and permit application, if such delay is attributable to Lessee's failure timely to cooperate with the architects and engineers;

               (2) Lessee's change(s) in plans and specifications for Lessee's Work after the completion of plans and specifications for pricing and permit application; or

               (3) Lessee's request for special materials, finishes, or installations not reflected in Exhibit B; then, notwithstanding anything to the contrary contained in the Lease, the commencement of rental shall be accelerated by the number of days of such Tenant Delay.

     7.   Letter of Credit. Notwithstanding anything to the contrary contained
          ----------------
in section 31 of the Lease, Lessee may satisfy its obligation to furnish the security deposit contemplated therein by delivery to Lessor no later than August 1, 1997 a standby letter of credit, initially in the amount of $400,000.00, and declining by $30,000.00 on each anniversary of the term commencement date, in the form attached to the Lease as Exhibit C (the "letter of credit") issued by Wachovia Bank of Georgia. In the event Lessee shall fail to deliver the letter of credit on or before August 1, 1997, then notwithstanding anything in this Addendum to the contrary, Lessee and not Lessor shall pay for the cost of Lessee's Work, and the monthly Base Rent shall be $52,859. In the event Lessee shall fail to deliver the letter of credit on or before August 1, 1997, Lessor shall submit each progress billing monthly from its general contractor to Lessee, and Lessee shall pay each such progress billing within 10 days after submittal by Lessor. Lessor shall not be obligated to continue Lessee's Work if Lessee does not pay the cost of Lessee's Work for which it is responsible when due. If Lessee does not make timely payment to Lessor, Lessor may, but shall not be obligated to, advance Lessor's funds to pay such progress billing and any funds so advanced shall be payable to Lessor upon demand as additional rent and shall bear interest as provided in section 3(e) of the Lease.

     Lessee's right to the reduction in the security deposit contained in the preceding paragraph is expressly conditioned upon there having been no prior Event of Default under section 18 of the Lease. If the term of the letter of credit expires prior to the period during which the security deposit is required, the letter of credit has not been extended or replaced at least 60 days prior to its expiration, Lessor has made written demand on Lessee for extension or replacement of the letter of credit and at least 10 days have elapsed after the demand was made without the letter of credit having been extended or replaced, then Lessor shall be entitled to draw upon the letter of credit and purchase with the proceeds thereof a time deposit with the bank that issued the letter of credit. Such time deposit shall be governed by the following provisions:

          (a) The initial term of the time deposit shall be one year, and prior to the

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

occurrence of an Event of Default by Lessee under the Lease, the time deposit shall be automatically reinvested for successive terms of one year or such shorter period as shall be designated by Lessor.

          (b) At any time after the occurrence of an Event of Default, Lessor shall have the right to withdraw all or part of the time deposit and apply the same in the manner authorized under section 31 of the Lease with respect to a security deposit, and Lessor shall have no liability to Lessee for any penalty or loss incurred by reason of the withdrawal of the time deposit in advance of its maturity.

          (c) Following expiration of the term of the Lease, Lessor shall assign the time deposit to Lessee.

     8.   Liability of Lessor. For any breach of this Lease the liability of
          -------------------
Lessor (including all persons and entities that comprise Lessor, and any successor landlord) and any recourse by Lessee against Lessor shall be limited to the interest of Lessor and Lessor's successors-in-interest in and to the Building and the rents, issues and profits from the Building. On behalf of itself and all persons claiming by, through, or under Lessee, Lessee expressly waives and releases Lessor from any personal liability for breach of this Lease.

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

     IN WITNESS WHEREOF, Lessor and Lessee have executed this Addendum as of the date of the Lease.

AEGIS MORTGAGE ACCELERATION             THREE EMBARCADERO CENTER
CORPORATION,                            VENTURE,
a Delaware corporation                  a partnership

                                        By: Pacific Property Services, L.P., a
By:  /s/ John Decker                        California limited partnership,
   --------------------------------         Managing Agent
Its:  President
    -------------------------------

By:                                         By:  /s/ ^^
   --------------------------------             -----------------------------
Its:                                        Its:  Chief Operating Officer
    -------------------------------             -----------------------------
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